UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2022 (April 11, 2022)

DATTO HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39637	81-3345706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Merritt 7

  Norwalk, CT 06851

(Address of principal executive offices)

888-995-1431

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MSP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On April 11, 2022, Datto Holding Corp., a Delaware corporation (the “Company”), and Kaseya Holdings Inc., a Delaware corporation (“Kaseya”), issued a joint press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”), dated April 11, 2022, by and among the Company, Knockout Parent Inc., a Delaware corporation (“Parent”), Knockout Merger Sub Inc., a Delaware corporation, and, for limited purposes set forth therein, Kaseya and Kaseya Inc., a Delaware corporation, providing for the acquisition of the Company by Kaseya, subject to the terms and conditions set forth therein (the “Merger”).

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The information required to be reported on Form 8-K with respect to the Merger Agreement will be filed in a separate Current Report on Form 8-K.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains and the Company’s other filings and press releases may contain forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, the Company. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the Company’s stockholders and the receipt of certain regulatory approvals; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts the Company’s current plans and operations; (vi) the Company’s ability to retain and hire key personnel in light of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) unexpected costs, charges or expenses resulting from the proposed transaction; (ix) the ability of Insight Venture Management, LLC (“Insight”) and TPG Global, LLC (“TPG”) to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (x) potential litigation relating to the Merger that could be instituted against Insight, TPG, the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; and (xiv) other risks described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of the Company’s Annual Report on Form 10-K filed with the SEC on February 23, 2022 and subsequent filings. While the list of risks and uncertainties presented here is, and the discussion of risks and uncertainties to be presented in the information statement will be, considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the Company’s consolidated financial condition, results of operations, credit rating or liquidity. The forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find it

This communication is being made in respect of the pending Merger involving the Company and Parent. The Company will prepare an information statement for its stockholders containing the information with respect to the Merger specified in Schedule 14C promulgated under the Exchange Act and describing the pending Merger. When completed, a definitive information statement will be mailed to the Company’s stockholders. INVESTORS ARE URGED TO CAREFULLY READ THE INFORMATION STATEMENT REGARDING THE PENDING MERGER AND ANY OTHER RELEVANT DOCUMENTS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING MERGER.

The Company’s stockholders may obtain free copies of the documents the Company files with the SEC through the Investors portion of the Company’s website at investors.datto.com/investors/default.aspx under the link “Investors” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations by (a) mail at Datto Holding Corp., Attention: Investor Relations, 101 Merritt 7, 7th Floor, Norwalk, Connecticut 06851, (b) telephone at (212) 331-8433 or (c) e-mail at ir@datto.com.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this press release, and this press release is neither an offer to purchase nor a solicitation of an offer to sell securities.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated April 11, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATTO HOLDING CORP.

Date: April 11, 2022	By:	/s/ Emily T. Epstein
	Name:	Emily T. Epstein
	Title:	General Counsel